UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

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Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 Congress Avenue, Suite 160, Boca Raton, FL 33487

(Address of principal executive offices) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CCRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On July 21, 2026, pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 6, 2026, by and among Cross Country Healthcare, Inc., a Delaware corporation (the “Company”), KL Criss Cross Intermediate, LLC, a Delaware limited liability company (“Parent”), and KL Criss Cross Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.0001 per share (“Company Common Stock”) that was issued and outstanding immediately prior to the Effective Time (including the shares of Company Common Stock subject to certain Company equity awards, as described in more detail below, but excluding (i) Company Common Stock held by the Company as treasury shares or owned by Parent, Merger Sub or any other subsidiary of Parent immediately prior to the Effective Time and (ii) Company Common Stock with respect to which appraisal rights are properly demanded and not withdrawn or lost under Section 262 of the General Corporation Law of the State of Delaware) was automatically converted into the right to receive $13.25 in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”).

Effective as of immediately prior to the Effective Time, each Company restricted stock award that was outstanding immediately prior to the Effective Time was fully vested, canceled and converted into the right to receive an amount in cash equal to (i) the number of shares of Company Common Stock subject to such Company restricted stock award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.

Effective as of immediately prior to the Effective Time, each Company performance stock award that was outstanding immediately prior to the Effective Time was vested with performance as of immediately prior to the Effective Time deemed to be achieved at the greater of target performance and actual performance, and each such vested Company performance stock award was canceled and converted into the right to receive an amount in cash equal to (i) the number of shares of Company Common Stock subject to such vested Company performance stock award immediately prior to the Effective Time (after taking into account the performance in the manner set forth above) multiplied by (ii) the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1, to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company discharged all obligations and terminated all credit commitments, security interests and other liens outstanding under the ABL Credit Agreement, dated October 25, 2019, by and among the Company, Wells Fargo Bank, National Association, as administrative and collateral agent, and the lenders party thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction and Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, the Company requested that The Nasdaq Stock Market LLC (“Nasdaq”) (i) suspend trading of Company Common Stock on Nasdaq and remove Company Common Stock from listing on Nasdaq, in each case, prior to the opening of the market on July 21, 2026; and (ii) file a notification of removal from listing of Company Common Stock on Form 25 with the Securities and Exchange Commission (“SEC”) on July 21, 2026. As a result, trading of Company Common Shares on Nasdaq was suspended on July 21, 2026.

The Company intends to file Form 15 with the SEC to terminate the registration of Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act following the effectiveness of such Form 25.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction, Item 1.02, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights as a Company shareholder other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction, Item 1.02, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

At the Effective Time, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. Parent obtained the funds necessary to fund the Merger through a combination of cash on hand, including balance sheet cash of the Company, equity financing and debt financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As of the Effective Time and as a result of the completion of the Merger, the directors of Merger Sub became the sole directors of the Company. Accordingly, as of the Effective Time and in accordance with the Merger Agreement, the following persons, constituting all the directors of the Company immediately prior to the completion of the Merger, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, immediately prior to the Effective Time: Kevin C. Clark, W. Larry Cash, Venkat Bhamidipati, Dwayne Allen, Gale Fitzgerald and Janice Nevin. These resignations were in connection with the Merger and not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

Additionally, as of the Effective Time and as a result of the completion of the Merger, the officers of Merger Sub became the sole officers of the Company.

Item 5.03.	Amendment to Articles of Incorporation.

The information set forth in the Introduction, Item 1.02, Item 2.01, Item 3.03, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation of the Company were amended and restated and, upon the amendment and restatement, shall be the articles of incorporation of the Company until further amended. A copy of the Company’s amended and restated articles of incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On July 21, 2026, Parent and the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01.	Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2026, by and among Cross Country Healthcare, Inc., KL Criss Cross Intermediate, LLC and KL Criss Cross Merger Sub, Inc. 8-K (File No. 000-33169) filed on May 7, 2026).*

3.1	Second Amended and Restated Certificate of Incorporation of Cross Country Healthcare, Inc., dated July 21, 2026.

99.1	Press Release, dated July 21, 2026.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*	Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Date: July 27, 2026

	By:	/s/ Joel Tremblay
		Name:	Joel Tremblay
		Title:	Chief Executive Officer